Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2007

DCT INDUSTRIAL TRUST INC.

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	national, international, regional and local economic conditions;

•	the general level of interest rates;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks; and

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us.

•	other risks and uncertainties detailed from time to time in our filings with the Securities Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview, Consolidated Properties	5
Property Overview (continued), Unconsolidated and Managed Properties	6
Property Type Summary	7
Consolidated Leasing Statistics	8
Consolidated Acquisition and Disposition Summary	9
Development Overview	10
Construction Summary	11
Indebtedness	12
Capitalization	13
Institutional Capital Management Summary	14
Definitions	15

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$65,742	$62,856	$257,352	$217,881
Institutional capital management and other fees	1,136	858	2,871	1,256

Total Revenues	66,878	63,714	260,223	219,137

OPERATING EXPENSES:
Rental expenses	8,273	7,264	30,661	22,953
Real estate taxes	7,404	6,667	32,457	26,979
Real estate depreciation and amortization	28,523	28,663	115,400	107,753
General and administrative and asset management fees, related party	4,712	5,039	19,547	21,287

Total Operating Expenses	48,912	47,633	198,065	178,972

Operating Income	17,966	16,081	62,158	40,165
OTHER INCOME AND EXPENSE:
Equity in income (losses) of unconsolidated joint ventures, net	334	(35)	433	(289)
Loss on contract termination and related internalization expenses	—	(172,188)	—	(172,188)
Interest expense	(14,400)	(20,077)	(61,155)	(66,692)
Interest income and other	688	370	4,666	5,368
Income taxes	(233)	(794)	(1,511)	(1,392)

Income (Loss) Before Minority Interests	4,355	(176,643)	4,591	(195,028)
Minority interests	(699)	21,634	(584)	22,338

Income (Loss) From Continuing Operations	3,656	(155,009)	4,007	(172,690)
Income From Discontinued Operations	2,272	5,191	10,167	5,586

Income (Loss) Before Gain (Loss) on dispositions of real estate interests	5,928	(149,818)	14,174	(167,104)
Gain (Loss) on dispositions of real estate interests, net of minority interests	(257)	1,631	25,938	9,061

Net Income (Loss)	$5,671	$(148,187)	$40,112	$(158,043)

INCOME (LOSS) PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$0.02	$(1.00)	$0.03	$(1.15)
Income From Discontinued Operations	0.01	0.03	0.06	0.04
Gain (Loss) on dispositions of real estate interests, net of minority interests	(0.00)	0.01	0.15	0.06

Net Income (Loss)	$0.03	$(0.96)	$0.24	$(1.05)

INCOME (LOSS) PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$0.02	$(1.00)	$0.03	$(1.15)
Income From Discontinued Operations	0.01	0.03	0.06	0.04
Gain (Loss) on dispositions of real estate interests, net of minority interests	(0.00)	0.01	0.15	0.06

Net Income (Loss)	$0.03	$(0.96)	$0.24	$(1.05)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	168,366	155,037	168,358	150,320

Diluted	205,846	155,037	200,823	150,320

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	December 31, 2007	December 31, 2006
	(unaudited)
ASSETS
Operating properties	$2,623,927	$2,754,076
Properties under redevelopment	37,086	21,518
Operating properties held for contribution	120,188	32,142
Properties under development	76,680	26,289
Pre-development and land held for development	25,025	30,863

Total Investment in Properties	2,882,906	2,864,888
Less accumulated depreciation and amortization	(310,691)	(199,574)

Net Investment in Properties	2,572,215	2,665,314
Investment in and advances to unconsolidated joint ventures	102,750	42,336

Net Investment in Real Estate	2,674,965	2,707,650
Cash and cash equivalents	30,481	23,310
Notes receivable	27,398	9,205
Deferred loan costs, net	4,828	6,175
Deferred loan costs - financing obligations, net	1,345	16,467
Straight-line rent and other receivables	26,879	17,137
Other assets, net	14,156	27,637
Assets held for sale	—	41,895

Total Assets	$2,780,052	$2,849,476

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$31,267	$27,341
Distributions payable	32,994	30,777
Tenant prepaids and security deposits	13,896	12,329
Other liabilities	8,117	14,135
Intangible lease liabilities, net	9,022	17,595
Lines of credit	82,000	34,278
Senior unsecured notes	425,000	425,000
Mortgage notes	649,568	641,081
Financing obligations	14,674	191,787
Liabilities related to assets held for sale	—	276

Total Liabilities	1,266,538	1,394,599

Minority interests	349,912	225,920
Total Stockholders’ Equity	1,163,602	1,228,957

Total Liabilities and Stockholders’ Equity	$2,780,052	$2,849,476

DCT INDUSTRIAL TRUST INC.

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Reconciliation of Net Income to FFO:
Net Income (Loss) Attributable to Common Shares	$5,671	$(148,187)	$40,112	$(158,043)
Adjustments:
Real estate related depreciation and amortization	28,532	29,028	115,465	111,792
Equity in (income) losses of unconsolidated joint ventures, net	(334)	35	(433)	289
Equity in FFO of unconsolidated joint ventures	1,250	221	2,742	545
(Gain) loss on dispositions of real estate interests	314	(1,859)	(30,748)	(9,409)
(Gain) on dispositions of real estate interests related to discontinued operations	(2,622)	(5,187)	(12,125)	(5,187)
Gain on sale of nondepreciated real estate	184	170	12,921	4,244
Gain on sale of nondepreciated real estate related to discontinued operations	2,214	—	2,214	—
Minority interest in the operating partnership’s share of the above adjustments	(5,378)	(2,746)	(14,711)	(5,561)

FFO attributable to common shares, basic	29,831	(128,525)	115,437	(61,330)
FFO attributable to dilutive OP units	6,637	—	22,180	—

FFO attributable to common shares, diluted	36,468	(128,525)	137,617	(61,330)
Adjusted FFO:
Loss on contract termination and related internalization expenses, net of minority interests	—	151,095	—	151,095

FFO adjusted for contract termination and related internalization expenses	$36,468	$22,570	$137,617	$89,765

FFO per common share, basic	$0.18	$(0.83)	$0.69	$(0.41)
FFO per common share, diluted	$0.18	$(0.83)	$0.69	$(0.41)
FFO adjusted for contract termination and related internalization expenses per common share, diluted	$0.18	$0.15	$0.69	$0.60
Weighted average shares outstanding, basic	168,366	155,037	168,358	150,320
Weighted average shares outstanding, diluted	205,846	155,037	200,823	150,320
Dividend payout ratio - FFO	90%	19%	93%	157%

DCT INDUSTRIAL TRUST INC.

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$65,742	$62,856	$257,352	$217,881
Rental expenses and real estate taxes	15,677	13,931	63,118	49,932

Net Operating Income (2)	$50,065	$48,925	$194,234	$167,949

Square feet as of the period end	53,628	55,935	53,628	55,935
Average occupancy	93.3%	92.9%	93.1%	92.9%
Occupancy as of period end	94.0%	92.6%	94.0%	92.6%
Same Store Operating Data: (1)
Rental revenues (3)	$56,520 (4)	$54,779	$167,243	$162,159
Rental expenses and real estate taxes	13,991	12,374	40,568	37,701

Net Operating Income	42,529	42,405	126,675	124,458

Less straight-line rents	(726)	(1,459)	(2,951)	(4,747)
Less amortization of above/below market rents	228 (4)	366	533	1,100

Cash Net Operating Income	$42,031	$41,312	$124,257	$120,811

Net Operating Income growth	0.3%	—	1.8%	—
Cash Net Operating Income growth	1.7%	—	2.9%	—
Square feet in same store population	47,640	47,640	36,786	36,786
Average occupancy	93.5%	93.2%	92.4%	92.5%
Occupancy as of period end	93.9%	93.1%	93.2%	92.6%
Dividends declared per common share	$0.16	$0.16	$0.64	$0.64
Supplemental consolidated cash flow and other information:
Straight-line rents (5)	$1,214	$1,774	$5,715	$7,683
Straight-line rent receivable (balance sheet) (5)	$17,272	$13,845	$17,272	$13,845
Amortization of above/below market rents (5)	$3,456	$(269)	$2,859	$(1,266)
Capitalized interest	$1,812	$534	$7,008	$2,013
Stock-based compensation amortization expense	$691	$294	$2,406	$346
Revenue from lease terminations (5)	$200	$1,018	$200	$1,714
Consolidated Capital Expenditures (5):
Capital expenditures identified upon acquisition	$5,823	$4,186	$16,076	$8,504
Development and expansions	7,390	7,424	22,144	57,497
Turnover costs	4,892	7,031	14,230	13,998
Maintenance capital expenditures	2,018	1,556	4,184	4,157

Total capital expenditures	$20,123	$20,197	$56,634	$84,156

(1)	Excludes discontinued operations.

(2)	See definitions for reconciliation of Net Operating Income to Net Income.

(3)	Excludes revenue associated with the early termination of leases.

(4)	Excludes $2.1 million net revenue associated with the buyout of a below market lease at 240 Valley Drive.

(5)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF DECEMBER 31, 2007

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties: (3)
Atlanta	54	100.0%	6,601	12.2%	91.2%	$21,298	10.5%
Baltimore/Washington D.C.	12	100.0%	1,446	2.7%	95.8%	7,028	3.5%
Central Pennsylvania	8	100.0%	1,453	2.7%	100.0%	5,749	2.9%
Charlotte	9	100.0%	747	1.4%	98.0%	2,790	1.4%
Chicago	14	100.0%	3,067	5.7%	99.4%	11,730	5.8%
Cincinnati	35	100.0%	3,738	7.0%	81.1%	11,004	5.5%
Columbus	14	100.0%	4,301	8.0%	96.5%	12,722	6.3%
Dallas	50	100.0%	5,575	10.4%	96.3%	21,121	10.5%
Denver	1	100.0%	160	0.3%	100.0%	939	0.5%
Houston	40	100.0%	2,911	5.4%	91.9%	13,237	6.6%
Indianapolis	8	100.0%	3,103	5.8%	99.7%	9,168	4.6%
Kansas City	1	100.0%	225	0.4%	88.9%	877	0.4%
Louisville	4	100.0%	1,330	2.5%	97.2%	3,893	1.9%
Memphis	10	100.0%	4,333	8.1%	87.8%	11,399	5.7%
Mexico	8	100.0%	633	1.2%	89.1%	2,972	1.5%
Miami	6	100.0%	727	1.4%	96.2%	5,890	2.9%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,755	0.9%
Nashville	4	100.0%	2,256	4.2%	90.0%	6,195	3.1%
New Jersey	9	100.0%	1,052	2.0%	88.8%	5,398	2.7%
Northern California	30	100.0%	2,762	5.2%	98.2%	14,860	7.4%
Orlando	12	100.0%	1,064	2.0%	95.4%	4,973	2.5%
Phoenix	14	100.0%	1,632	3.0%	98.8%	6,853	3.4%
Salt Lake City	1	100.0%	213	0.4%	100.0%	965	0.5%
San Antonio	15	100.0%	1,349	2.5%	93.1%	4,318	2.1%
Seattle	8	100.0%	1,199	2.2%	100.0%	5,821	2.9%
Southern California	12	100.0%	1,395	2.6%	99.8%	8,002	4.0%

Total/Weighted Average - Operating Properties	382	100.0%	53,628	100.0%	94.0%	200,957	100.0%
Consolidated Redevelopment Properties:
Atlanta	1	100.0%	188	26.7%	0.0%	N/A	N/A
Charlotte	1	100.0%	259	36.8%	45.4%	N/A	N/A
Chicago	1	100.0%	69	9.8%	0.0%	N/A	N/A
Dallas	1	100.0%	50	7.1%	0.0%	N/A	N/A
New Jersey	1	100.0%	138	19.6%	28.9%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	5	100.0%	704	100.0%	22.4%	369	N/A
Consolidated Development Properties:
Atlanta	1	100.0%	557	19.6%	0.0%	N/A	N/A
Baltimore/Washington D.C.	3	95.0%	246	8.7%	0.0%	N/A	N/A
Chicago	1	95.0%	175	6.2%	77.0%	N/A	N/A
Cincinnati	2	100.0%	840	29.7%	0.0%	N/A	N/A
Memphis	1	100.0%	885	31.3%	46.7%	N/A	N/A
Orlando	2	100.0%	126	4.5%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	10	99.3%	2,829	100.0%	19.4%	1,684	N/A

Total/Weighted Average - Consolidated Properties	397	100.0%	57,161	N/A	89.4%	$203,010	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF DECEMBER 31, 2007 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (4)	2	50.0%	463	100.0%	100.0%	$264	100.0%
Operating Properties in Funds:
Atlanta	2	18.2%	703	6.3%	100.0%	1,985	5.0%
Central Pennsylvania	4	10.9%	836	7.5%	100.0%	3,613	9.2%
Charlotte	1	10.0%	472	4.2%	100.0%	1,415	3.6%
Chicago	4	19.4%	1,525	13.6%	100.0%	5,833	14.8%
Cincinnati	3	16.0%	1,498	13.4%	100.0%	4,727	12.0%
Columbus	1	10.0%	121	1.1%	100.0%	436	1.1%
Dallas	4	16.3%	1,726	15.4%	100.0%	5,750	14.6%
Denver	5	20.0%	773	6.8%	91.8%	3,022	7.7%
Indianapolis	1	10.0%	475	4.2%	100.0%	1,488	3.8%
Kansas City	1	10.0%	180	1.6%	100.0%	728	1.8%
Memphis	1	20.0%	1,039	9.3%	100.0%	2,857	7.3%
Nashville	2	20.0%	1,020	9.1%	100.0%	3,735	9.5%
New Jersey	1	20.0%	87	0.8%	100.0%	630	1.6%
Northern California	1	10.0%	396	3.5%	100.0%	1,768	4.5%
Orlando	1	20.0%	356	3.2%	100.0%	1,389	3.5%

Total/Weighted Average - Fund Operating Properties	32	16.5%	11,207	100.0%	99.4%	39,376	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	10	65.6%	3,894	N/A	N/A	N/A	N/A

Total/Weighted Average - Unconsolidated Properties	44	29.8%	15,564	N/A	99.5%	$39,640	N/A

Operating Properties Asset Managed Only:
Atlanta	1	0.0%	491	29.9%	100.0%	$1,566	24.8%
Cincinnati	2	0.0%	349	21.3%	100.0%	1,310	20.6%
Columbus	1	0.0%	330	20.1%	86.9%	1,164	18.3%
Minneapolis	3	0.0%	472	28.7%	100.0%	2,306	36.3%

Total/Weighted Average - Asset Managed Only Properties	7	0.0%	1,642	100.0%	97.4%	$6,346	100.0%

Summary:
Total/Weighted Average -
Consolidated/Unconsolidated Operating Properties	416	N/A	65,298	87.8%	94.9%	$240,597	N/A
Total/Weighted Average -
Consolidated Redevelopment Properties	5	N/A	704	0.9%	22.4%	369	N/A
Total/Weighted Average -
Consolidated/Unconsolidated Development Properties	20	N/A	6,723	9.1%	8.2%	1,684	N/A
Total/Weighted Average - Asset Managed Only Properties	7	N/A	1,642	2.2%	97.4%	6,346	N/A

Total/Weighted Average - All Properties	448	N/A	74,367	100.0%	86.5%	$248,996	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.

(2)	Excludes contractual rent increases.

(3)	Includes 19 buildings held for contribution comprising 2.1 million square feet that were 91.9% occupied at December 31, 2007.

(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

DCT INDUSTRIAL TRUST INC.

PROPERTY TYPE SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
		(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties: (1)
Atlanta	30	5,562	91.5%	13	678	92.6%	11	361	83.8%	54	6,601	91.2%
Baltimore/Washington D.C.	12	1,446	95.8%	—	—	—	—	—	—	12	1,446	95.8%
Central Pennsylvania	8	1,453	100.0%	—	—	—	—	—	—	8	1,453	100.0%
Charlotte	4	456	100.0%	5	291	94.8%	—	—	—	9	747	98.0%
Chicago	12	2,635	100.0%	2	432	95.6%	—	—	—	14	3,067	99.4%
Cincinnati	14	2,906	79.3%	20	766	88.7%	1	66	69.8%	35	3,738	81.1%
Columbus	12	4,227	96.6%	2	74	90.0%	—	—	—	14	4,301	96.5%
Dallas	27	4,491	98.5%	7	423	87.2%	16	661	87.6%	50	5,575	96.3%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	14	1,878	96.9%	14	706	86.1%	12	327	76.0%	40	2,911	91.9%
Indianapolis	8	3,103	99.7%	—	—	—	—	—	—	8	3,103	99.7%
Kansas City	1	225	88.9%	—	—	—	—	—	—	1	225	88.9%
Louisville	4	1,330	97.2%	—	—	—	—	—	—	4	1,330	97.2%
Memphis	10	4,333	87.8%	—	—	—	—	—	—	10	4,333	87.8%
Mexico	2	177	60.9%	6	456	100.0%	—	—	—	8	633	89.1%
Miami	3	521	97.6%	2	157	100.0%	1	49	68.8%	6	727	96.2%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	4	2,256	90.0%	—	—	—	—	—	—	4	2,256	90.0%
New Jersey	7	938	94.1%	2	114	45.3%	—	—	—	9	1,052	88.8%
Northern California	9	1,755	100.0%	21	1,007	95.1%	—	—	—	30	2,762	98.2%
Orlando	2	367	100.0%	10	697	93.0%	—	—	—	12	1,064	95.4%
Phoenix	8	1,492	99.6%	6	140	90.0%	—	—	—	14	1,632	98.8%
Salt Lake City	1	213	100.0%	—	—	—	—	—	—	1	213	100.0%
San Antonio	11	1,097	91.9%	4	252	98.0%	—	—	—	15	1,349	93.1%
Seattle	8	1,199	100.0%	—	—	—	—	—	—	8	1,199	100.0%
Southern California	8	1,132	99.9%	3	242	100.0%	1	21	93.3%	12	1,395	99.8%

Total/Weighted Average - Operating Properties	222	45,631	94.6%	118	6,512	92.2%	42	1,485	82.8%	382	53,628	94.0%
Consolidated Redevelopment Properties	3	585	26.9%	2	119	0.0%	—	—	—	5	704	22.4%
Consolidated Development Properties	8	2,703	29.7%	2	126	0.0%	—	—	—	10	2,829	19.4%

Total/Weighted Average - Consolidated Properties	233	48,919	89.7%	122	6,757	88.8%	42	1,485	82.8%	397	57,161	89.4%
Unconsolidated Properties:
Fund Operating Properties	32	11,207	99.4%	—	—	—	—	—	—	32	11,207	99.4%
Operating Properties	2	463	100.0%	—	—	—	—	—	—	2	463	100.0%
Development Properties	8	3,672	N/A	2	222	N/A	—	—	—	10	3,894	N/A
Asset Managed Properties	7	1,642	97.4%	—	—	—	—	—	—	7	1,642	97.4%

Total/Weighted Average - All Properties	282	65,903	86.6%	124	6,979	86.0%	42	1,485	82.8%	448	74,367	86.5%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties			$204,847			$34,582			$9,567			$248,996

(1)	Includes 19 buildings held for contribution comprising 2.1 million square feet that were 91.9% occupied at December 31, 2007.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth		GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)				(in months)	(in thousands)
Q4 2007
Bulk Distribution	30	1,333	3.5%		9.4%	43.9	$1,987	$1.49
Light Industrial	23	396	11.8%		21.1%	42.6	761	1.92
Service Center	16	129	-0.9%		6.2%	68.1	1,260	9.78

Total/Weighted Average	69	1,858	4.6	%(3)	11.2%	45.3	$4,008	$2.16

Weighted Average Retention	74.7%

FULL YEAR 2007
Bulk Distribution	111	5,680	2.2%		10.2%	48.1	$10,208	$1.80
Light Industrial	84	1,417	5.6%		15.6%	43.9	3,121	2.20
Service Center	58	380	-2.1%		4.9%	49.5	2,174	5.73

Total/Weighted Average	253	7,477	2.6	%(3)	11.0%	47.4	$15,503	$2.07

Weighted Average Retention	71.5%

Lease Expirations For Consolidated Operating Properties (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (4)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2008 (5)	10,196	$39,771	18.4%
2009	8,482	34,797	16.1%
2010	10,148	41,321	19.1%
2011	5,098	23,563	10.9%
2012	4,979	25,710	11.9%
Thereafter	11,490	50,677	23.6%

Total leased	50,393	$215,839	100.0%

Available	3,235

Total consolidated operating properties	53,628

(1)	Does not include month-to-month leases, unless otherwise noted.

(2)	Assumes no exercise of lease renewal options.

(3)	Excludes the impact of the buyout of the US Foodservice lease. If included, cash rent growth would have been 51.8% and 16.6% for the three and twelve months ended December 31, 2007, respectively.

(4)	Includes contractual rent increases.

(5)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED ACQUISITION AND DISPOSITION SUMMARY FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

Property/Portfolio		Market	Number of Buildings	Square Feet
Acquisitions				(in thousands)
Q1 2007
	Bobali Drive	Central Pennsylvania	3	280
	Greenwood/Riverport	Louisville, Atlanta	2	695

	Subtotal Q1 2007 Acquisitions		5	975
Q2 2007
	Mitchell Court	Chicago	1	258
	Bondesen North	Houston	4	155
	Northwest Place	Houston	1	210

	Subtotal Q2 2007 Acquisitions		6	623
Q3 2007
	2440 Midpoint Drive	Kansas City	1	225
	Mohawk Distribution Center	Columbus	1	350
	DCT San Luis Potosi 1 - Logistik Industrial	San Luis Potosi	1	69
	7730 American Way	Orlando	1	193
	DCT Guadalajara 1 - South Periferico	Guadalajara	1	105

	Subtotal Q3 2007 Acquisitions		5	942
Q4 2007
	1201 Perry Road	Indianapolis	1	252
	Landmark Building II	Salt Lake City	1	213
	Louisville Logistics Center	Louisville	1	302
	DCT Guadalajara 2 - South Periferico	Guadalajara	1	65
	DCT Guadalajara 3 - South Periferico	Guadalajara	1	84
	8701 Warehouse Center Drive	Houston	1	93
	DCT Tijuana	Tijuana	3	203

	Subtotal Q4 2007 Acquisitions		9	1,212
Development Properties Acquired Under Forward Commitment
	Deltapoint	Memphis	1	885
	DCT Monterrey 1 - Guadalupe	Monterrey	1	107

	Total acquisitions		27	4,744

Total Acquisition Price - $221.0 million
Weighted Average Occupancy - 81.5% (1)
Weighted Average Yield - 7.0% (year-one, cash basis) (1)
	(1) Excludes development properties acquired under forward commitment.
Contributions to Funds
Q1 2007
	TRT-DCT JV I	Atlanta, Central Pennsylvania, Chicago	3	818
	TRT-DCT JV II	Dallas, Indianapolis	3	1,121

	Subtotal Q1 2007 Contributions		6	1,939
Q2 2007
	TRT-DCT JV I	Cincinnati	1	604
	TRT-DCT JV II	Columbus, Kansas City	2	301

	Subtotal Q2 2007 Contributions		3	905
Q3 2007
	JP Morgan Venture	Chicago, Cincinnati, Dallas	3	1,454
	JP Morgan Venture	Cincinnati, Orlando	2	899
	JP Morgan Venture	Nashville	1	456

	Subtotal Q3 2007 Contributions		6	2,809

	Total contributions		15	5,653

Dispositions
Q1 2007	3930 East Watkins	Phoenix	1	102
Q1 2007	7401 Coca Cola Drive	Baltimore/Washington	1	139
Q1 2007	844 Livingston Court	Atlanta	1	25
Q4 2007	Buford 100	Atlanta	1	499
Q4 2007	2780 Peterson Place	Atlanta	1	23

	Total		5	788

Total Contributed Value/Sales Price - $366.2 million

DCT INDUSTRIAL TRUST INC.

DEVELOPMENT OVERVIEW AS OF DECEMBER 31, 2007

(dollar amounts in millions)

			Historical Cost			Projected Investment			Projected Stabilization by Year ($)
	Square Feet	Acres	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total	2008	2009
	(in thousands)
Under Development:
Shell Complete	2,646	n/a	$53.6	$38.5	$92.1	$61.5	$47.0	$108.5	$87.8	$20.7
Under Construction	4,077	n/a	23.1	53.2	76.3	68.0	148.5	216.5	39.2	177.3

Total Under Development	6,723	n/a	$76.7	$91.7	$168.4	$129.5	$195.5	$325.0	$127.0	$198.0

Forward Commitment and Build-to-Suit (1)	673	n/a	$—

Pre-Development (2) (3)	2,141	n/a	$13.3

Redevelopment (4)	704	n/a	$37.1

Properties Held For Contribution (5)	2,146	n/a	$120.2

Land
Owned (3) (6)	4,783	321.8	$11.7
Under Control (3) (7)	—	3,995.0	—

Total	4,783	4,316.8	$11.7

Grand Total	17,170	4,316.8	$259.0

(1)	Includes Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $30 million and $35 million.

(2)	Includes Dulles Summit Phase II (Baltimore/Washington DC), ADC North Phase I and II (Orlando), the Monterrey (Mexico) expansion and a portion of Phase IA of SCLA (Southern California).

Total Projected Investment in these assets is expected to be between $115 million and $120 million. Phase IA of SCLA is unconsolidated.

(3)	Summary of SCLA:

	Square Feet	Acres	Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Under Construction	520	31	$31
Pre-Development	1,445	66	$58
Land Held (Square Feet based on 40% coverage)	4,155	238

Total	6,120	335

Additional Phases (Under Control)		3,995

Total SCLA		4,330

(4)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
115 Greenwood Parkway	Atlanta	188
Nations Ford	Charlotte	259
3575 Stern Avenue	Chicago	69
1101 Great Southwest	Dallas	50
2301 Cottontail Lane	New Jersey	138

Total		704

Total Projected Investment in these assets is expected to be between $35 million and $40 million

(5)	Includes buildings in Columbus, Houston, Kansas City, San Antonio, Southern California and Mexico.

(6)	Includes future phases of Buford (Atlanta) and Dulles Summit (Baltimore/Washington DC), Mohawk (Columbus), and a portion of Phase IA of SCLA (Southern California). The SCLA land is unconsolidated.

(7)	Excludes any square feet associated with future phases at SCLA (see note 5).

DCT INDUSTRIAL TRUST INC.

CONSTRUCTION SUMMARY AS OF DECEMBER 31, 2007

(dollar amounts in millions)

Project	Market	Square Feet	Projected Investment	Start Date	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
		(in thousands)
Shell Complete
South Creek IV	Atlanta	557	$20.7	2005	2009	C
Veterans 2	Chicago	175	10.1	2006	2008	C
Deltapoint	Memphis	885	30.7	2005	2008	C
Logistics Way	Nashville	570	22.7	2006	2008	U
Sycamore Canyon A	Southern California	459	24.3	2006	2008	U

Total/Weighted Average		2,646	$108.5

Under Construction
Dulles Industrial Phase I	Baltimore/Washington	246	$25.2	2007	2009	C
Airport Dist Center (2 buildings)	Orlando	126	9.7	2007	2008	C
Sycamore Canyon B	Southern California	413	29.5	2007	2008	U
SCLA Phase 1A (3 buildings)	Southern California	520	31.1	2007	2009	U
Union Center (2 buildings)	Cincinnati	840	33.1	2007	2009	C
Nashville Dist Center	Nashville	557	20.8	2007	2009	U
Prairie Point West	Chicago	363	17.4	2007	2009	U
Centre Point	Northern California	509	29.1	2007	2009	U
Tradeport East	Savannah	503	20.6	2007	2009	U

Total/Weighted Average		4,077	$216.5

Grand Total/Weighted Average		6,723	$325.0

Projected Yield - Development			7.6%

Leased as of December 31, 2007			18.5%

Weighted Average DCT % Ownership as of December 31, 2007			83.9%

DCT INDUSTRIAL TRUST INC.

INDEBTEDNESS

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 12/31/2007
Senior Unsecured Notes:
2 year, variable rate	5.97%	6.02%	June 2008	$275,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				425,000

Mortgage Notes:
Fixed Rate Secured Debt	5.40%	5.11%	Feb 2008 -Aug 2025	618,701
Variable Rate Secured Debt	6.45%	6.45%	October 2011	25,237
Premiums, Net of Amortization				5,630

				649,568

Total Senior Unsecured Notes and Mortgage Notes				1,074,568
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (1)	5.68%	5.68%	December 2010	82,000

Total Carrying Value of Debt				$1,156,568

Weighted Average Interest Rate	5.61%	5.47%
Fixed Rate Debt	5.45%	5.22%		67%
Variable Rate Debt	5.94%	5.98%		33%
DCT Share of Unconsolidated Joint Venture Debt (2)
Operating Joint Ventures				$33,256
Development Joint Ventures				53,221

				$86,477

Scheduled Principal Payments of Debt as of December 31, 2007 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2008	$275,000	$70,403	$—	$345,403
2009	—	7,923	—	7,923
2010	—	58,512	82,000	140,512
2011	50,000	233,028	—	283,028
2012	—	169,850	—	169,850
2013	—	25,309	—	25,309
2014	50,000	3,985	—	53,985
2015	—	45,449	—	45,449
2016	50,000	2,605	—	52,605
2017	—	2,813	—	2,813
Thereafter	—	24,061	—	24,061

Total	$425,000	$643,938	$82,000	$1,150,938

(1)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime. The interest rate on the senior unsecured revolving credit facility was 5.68% as of December 31, 2007. After giving effect to outstanding letters of credit, we have $188.6 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(2)	Based on ownership as of December 31, 2007.

DCT INDUSTRIAL TRUST INC.

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of December 31, 2007

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	168,380	$9.31	$1,567,618
Operating partnership units outstanding (2)	37,732	$9.31	351,285

Total Equity Market Capitalization			1,918,903

Consolidated debt			1,156,568
Pro rata share of debt related to unconsolidated joint ventures			86,477

Total Debt			1,243,045

Total Market Capitalization			$3,161,948

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			39.3%

Fixed Charge Coverage

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Net income (loss)	$5,671	$(148,187)	$40,112	$(158,043)
Interest expense (3)	14,409	20,186	61,209	67,272
Pro rata share of interest expense from unconsolidated JVs	1,185	819	4,024	1,863
Real estate related depreciation and amortization (3)	28,532	29,028	115,465	111,792
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	932	260	2,291	838
Income taxes	233	794	1,511	1,392
Stock-based compensation amortization expense	691	294	2,406	346
Minority interests (3)	1,148	(20,681)	7,216	(21,269)
Non-FFO (gains) losses on dispositions of real estate interests, net	90	(6,876)	(27,738)	(10,352)
Loss on contract termination and related internalization expenses	—	172,188	—	172,188

Adjusted EBITDA	$52,891	$47,825	$206,496	$166,027

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$14,138	$17,371	$56,887	$56,232
Interest expense related to financing obligation (2)	271	2,815	4,322	11,040
Capitalized interest	1,812	534	7,008	2,013
Amortization of loan costs and debt premium/discount	114	64	411	254
Amortization of financing obligations	(36)	(295)	(500)	(1,165)
Pro rata share of interest expense from unconsolidated JVs	1,185	819	4,024	1,863

Total Fixed Charges	$17,484	$21,308	$72,152	$70,237

Fixed Charge Coverage	3.0	2.2	2.9	2.4

Fixed Charge Coverage, Excluding Financing Obligations	3.1	2.5	3.0	2.8

(1)	Excludes Long-Term Incentive Plan Units, Restricted Stock, and Phantom Shares of 754,271 units.

(2)

As of December 31, 2007, our balance sheet includes $14.7 million of financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests. In satisfaction of this financing obligation, we issued approximately 1.6 million OP units during January 2008. The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

	CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Twelve Months Ended December 31, 2007
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	JP Morgan Venture
Revenues:
Rental revenues	$11,269	$10,412	$4,533	$5,088
Other income	155	33	17	5

Total revenues	11,424	10,445	4,550	5,093

Expenses:
Real estate taxes	1,321	1,313	605	685
Rental expenses	874	722	598	365
Depreciation and amortization	4,860	4,720	2,533	2,430
General and Administrative	780	74	59	234

Total expenses	7,835	6,829	3,795	3,714
Interest expense	(5,442)	(3,758)	(1,168)	—

Net Income (Loss)	$(1,853)	$(142)	$(413)	$1,379

Rental revenues	$11,269	$10,412	$4,533	$5,088
Rental expenses and real estate taxes	2,195	2,035	1,203	1,050

Net Operating Income	$9,074	$8,377	$3,330	$4,038

DCT Industrial Ownership %	20.0%	10.0%	12.5%	20.0%

Data by Fund: (3)	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	100.0%
TRT-DCT JV I	8	2,522	100.0%
TRT-DCT JV II	5	1,422	100.0%
JP Morgan Venture	13	4,616	98.6%

Total	32	11,207	99.4%

	CONSOLIDATED BALANCE SHEETS
	As of December 31, 2007
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II	JP Morgan Venture
Total Investment in properties	$124,687		$144,426		$67,826	$258,656
Accumulated depreciation and amortization	(9,060)		(4,976)		(2,693)	(2,459)

Net Investment in properties	115,627		139,450		65,133	256,197
Cash and cash equivalents	453		534		113	1,453
Other Assets	2,439		1,688		731	575

Total Assets	$118,519		$141,672		$65,977	$258,225

Secured debt	$95,500	(1)	$101,042	(2)	$45,234	$—
Other Liabilities	2,699		3,216		1,390	6,063

Total Liabilities	98,199		104,258		46,624	6,063
Partners’ Capital	20,320		37,414		19,353	252,162

Total Liabilities and Partners’ Capital	$118,519		$141,672		$65,977	$258,225

(1)	Debt requires interest only payments until 2012 and has a stated interest rate of 5.6%.

(2)

$85 million debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million debt, which is guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%.

(3)	See acquisitions page for detail of properties contributed into the funds for the year ended December 31, 2007.

DCT INDUSTRIAL TRUST INC.

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Capital Expenditures Identified Upon Acquisition	Costs that were identified during the acquisition-related due diligence activity to renovate, rehabilitate and reposition real estate assets to market standards.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Same Store Operating Data		Consolidated Operating Data		Same Store Operating Data
	Three Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006
Reconciliation of NOI to Net Income:
Net Operating Income	$50,065	$48,925	$42,529	$42,405	$194,234	$167,949	$126,675	$124,458
Net operating income - non-same store properties	N/A	N/A	5,239	5,502	N/A	N/A	67,359	42,148
Revenues related to early lease terminations and buyout, net	N/A	N/A	2,297	1,018	N/A	N/A	200	1,343
Other operating income (expense)	(32,099)	(32,844)	(32,099)	(32,844)	(132,076)	(127,784)	(132,076)	(127,784)
Other income and expenses	(13,611)	(192,724)	(13,611)	(192,724)	(57,567)	(235,193)	(57,567)	(235,193)
Minority interest	(699)	21,634	(699)	21,634	(584)	22,338	(584)	22,338
Discontinued operations	2,272	5,191	2,272	5,191	10,167	5,586	10,167	5,586
Gain (Loss) on dispositions of real estate interests, net of minority interests	(257)	1,631	(257)	1,631	25,938	9,061	25,938	9,061

Net income (loss)	$5,671	$(148,187)	$5,671	$(148,187)	$40,112	$(158,043)	$40,112	$(158,043)

DCT INDUSTRIAL TRUST INC.

Definitions

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets - accumulated depreciation and amortization).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service to redevelop where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied, or up to approximately 18 months after completion of construction.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.